GRAHAM ALTERNATIVE INVESTMENT FUND I LLC
GRAHAM ALTERNATIVE INVESTMENT FUND II LLC

Placement Agreement

Placement Agreement, dated as of [INSERT DATE] (the “Agreement”), among GRAHAM CAPITAL MANAGEMENT, L.P. (the “Manager”), a Delaware limited partnership, with its principal place of business located at Rockledge Financial Center, 40 Highland Avenue, Rowayton, Connecticut 06853, GRAHAM ALTERNATIVE INVESTMENT FUND I LLC (“GAIF I”, and, collectively with GAIF II, the “Fund”), a Delaware limited liability company, with its principal place of business located at the offices of the Manager, GRAHAM ALTERNATIVE INVESTMENT FUND II LLC (“GAIF II”, and, collectively with GAIF I, the “Fund”), a Delaware limited liability company, with its principal place of business located at the offices of the Manager, and [INSERT FIRM NAME] (the “Placement Agent”), a [INSERT JURISDICTION & FORM OF ORGANIZATION], with its principal place of business located at [INSERT ADDRESS].

WHEREAS, GAIF I and GAIF II each propose, subject to the terms and conditions set forth in this Agreement, to offer, sell and issue units of limited liability company interest (the “Units”) as described in the Fund’s Confidential Private Offering Memorandum and Disclosure Document, dated [October] of 2006 (the “Memorandum”).

WHEREAS the Placement Agent desires to make private solicitation of offers for the purchase of Units of Class(es) [0, 1, 2] of the Fund;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the value of which is hereby acknowledged, the Manager, the Fund, and the Placement Agent agree as follows:

1.	Appointment of Placement Agent.

a)
The Fund hereby appoints the Placement Agent as a non-exclusive placement agent through which it will privately solicit offers on a best efforts basis for the purchase of Units of Class(es) [0, 1, 2] of the Fund. The Placement Agent understands that the Fund intends to entertain offers to purchase such Units at the Net Asset Value per Unit of such Class (as such terms are defined in the Memorandum) during the continuing offering period. The continuing offering period is subject to termination, discontinuation or resumption at any time in the sole and absolute discretion of the Manager. The Placement Agent hereby accepts such agency and agrees pursuant to the terms and conditions herein set forth to use best efforts during the term hereof to find acceptable subscribers who are “accredited investors” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and meet such other eligibility criteria as set forth in the Memorandum.

b)
The initial minimum subscription amount and the additional minimum subscription amount for each investor shall be as specified in the Memorandum; provided, however, that the Manager may accept initial or additional subscriptions for lesser amounts in its sole and absolute discretion.

c)
The Manager shall pay the Placement Agent, or its designee, a portion of the  Sponsor Fee received by the Manager (as such fees are defined in the Memorandum) attributable to such outstanding Units sold by the Placement Agent, commencing with the first month that a Unit is issued and in the amount specified in Exhibit A attached hereto.

d)
The Manager shall pay the Placement Agent, or its designee, initial and on-going service fees attributable to such outstanding Units sold by the Placement Agent, in the amount specified in Exhibit A attached hereto.  The Manager and each Fund understands that the Placement Agent may, in turn, compensate qualified employees with initial and continuing compensation (payable solely from the Placement Agent’s own funds) as follows:

i.
An employee of the Placement Agent will qualify for such continuing compensation only if he or she is properly registered with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”), as set forth in Section 1(e)(ii) below.  Such initial and continuing compensation is to be paid in recognition of an employee’s continuing services to subscribers and holders of Units (“Unitholders”), as set forth in Section 1(e)(iii) below.  No person will receive the continuing compensation described herein who is not an employee of the Placement Agent at the time of receipt of payment.

ii.
Notwithstanding the foregoing, the Placement Agent will not pay such continuing compensation to any of its employees who is not legally qualified or permitted to receive such continuing compensation.  In that regard, each of the Placement Agent’s employees who receives such continuing compensation must be registered as an “associated person” of the Placement Agent with the CFTC and the NFA in such capacity only after either having passed the National Commodity Futures Examination (NASD Test Series #3), the Futures Managed Funds Examination (NASD Test Series #31), or having been “grandfathered” as an associated person under the Commodity Exchange Act (“CEAct”) and the Bylaws and Rules of the NFA.  Also, such compensation may be paid by the Placement Agent to its employees only in respect of outstanding Units sold by such persons and only so long as the additional services described in Section 1(e)(iii) below are provided by such persons to Unitholders; provided, however, that the Placement Agent may not pay any portion of such compensation to any individual no longer employed by it, and provided, further, that such compensation may be paid to its employees who, although not responsible for the sale of the outstanding Unit, provide the services described below in place of the individual responsible for such sale.

iii.
The additional services that employees of the Placement Agent will provide on an ongoing basis to Unitholders at no charge will include, but are not limited to: (i) inquiring of the Manager from time to time, at the request of Unitholders, as to the futures, forwards and options markets, the activities of the Fund and the Fund’s Net Asset Value per Unit (as such term is defined in the Memorandum); (ii) responding to questions of Unitholders from time to time with respect to Fund account statements, annual reports, financial statements, and annual tax information furnished periodically to Unitholders; (iii) providing advice to Unitholders from time to time as to when and whether to make additional investments or to redeem Units; (iv) assisting Unitholders from time to time in the redemption of Units; and (v) providing such other services as Unitholders from time to time may reasonably request.

iv.
The Manager, the Funds, and the Placement Agent each acknowledge that: (i) neither the Manager nor the Funds shall have any liability whatsoever to the Placement Agent or the Placement Agent’s employees with regard to the employee selling compensation described above; and (ii) the Manager will be paid any and all redemption charges imposed on Unitholders in accordance with each Fund’s respective Limited Liability Company Agreement and as set forth in the Memorandum.

e)
Notwithstanding any provision to the contrary herein, the Manager may, in its sole and absolute discretion, reject any subscription for Units, whether in whole or in part, at any time prior to acceptance.

f)	With respect to the placement by the Placement Agent of Units pursuant to this Agreement, the Fund, the Manager, and the Placement Agent agree as follows:

i.
the Placement Agent acknowledges and agrees that the Units have not been, and will not be, registered under the Securities Act. Neither the Placement Agent nor any person acting on its behalf will, either directly or indirectly, offer or sell, or solicit any offer to buy, or attempt to offer or to dispose of, any Units to any person or entity that does not meet the Fund’s subscription requirements as described in Section 1(a) above and in the Memorandum, or so as to cause the offer and sale of the Units to be required to be registered under the Securities Act;

ii.
the Manager shall have the sole and absolute right to approve in advance any form of letter, circular, notice, prospectus, memorandum, sales literature or other written communication in connection with the offer and sale of the Units; and

iii.
the Placement Agent is acting as the Fund’s agent in the issuance of Units with investors, and the Placement Agent’s responsibility includes, but is not limited to, acting in good faith, on a best efforts basis, in placing the Units.

g)
The Placement Agent acknowledges that no action has been or will be taken that would constitute a public offering of the Units in any jurisdiction or that would permit a public offering in any jurisdiction in which action for that purpose is required. The Placement Agent agrees that it will comply with all applicable laws and regulations, make or obtain all necessary filings, consents and approvals, and take such other actions as may be required to permit it to perform its obligations hereunder.

h)
The Placement Agent acknowledges that it is not authorized to give any information or to make any representation relating to the Fund or the Units, other than those contained in the Memorandum and any sales literature provided by the Manager. The Placement Agent agrees not to cause any advertisement of the Units to be published in any newspaper or periodical or posted in any public place and not to issue or distribute any written material relating to the Units, other than the Memorandum and any sales literature provided by the Manager.

i)
Subscriptions for Units shall be made in writing to the Administrator (as such term is defined in the Memorandum), with a copy to the Manager, by completing a subscription form, or in such other manner as may be prescribed by the Manager from time to time, the original of which should be delivered to the Administrator.

2.             Acceptance of Subscriptions.  Subject to the right of the Manager, in its sole discretion, to reject any subscription, whether in whole or in part, at any time prior to acceptance, the Manager will accept subscriptions for Units properly made and will cause proper entry to be made in each Fund’s respective Register of Members.  For so long as Manager is a registered investment adviser with the Securities and Exchange Commission (“SEC”), no subscription will be accepted unless accompanied by a copy of the Placement Agent’s written Disclosure Statement (attached hereto as Exhibit B) signed and dated by such prospective subscriber. No certificate evidencing Units shall be issued to any Unitholder, although Unitholders will receive confirmations of purchase from the Manager in its customary form.

3.             Suspension of Offering. The provisions of this Agreement relating to the solicitation of offers to purchase Units may be suspended or terminated at any time by the Manager or the Placement Agent upon the giving of written notice of such suspension or termination to each of the other parties hereto. The representations, warranties and indemnity provisions of this Agreement shall survive any termination or suspension of this Agreement.

4.             Settlement. Payment for the Units shall be made as described in the Memorandum at such time and on such date as may be agreed to by the Manager, in its sole and absolute discretion. Payment shall be made against issuance of the Units in the name of the Unitholders.

5.             Indemnification

a)
Each Fund agrees to indemnify, hold harmless, and defend the Placement Agent, the Manager, and their respective “affiliates” (as such term is defined in Section 5(c) herein, and, together with such officers, directors, principals and employees, “Related Persons”), and their respective successors and assigns, from and against any loss, claim, liability, damage, cost and expense, whether joint or several (including attorneys’ and accountants’ fees and expenses incurred in investigating or defending any demands, claims or lawsuits), actually and reasonably incurred arising from a breach by or on behalf of the Fund of any representation, warranty, or agreement in the Agreement or a breach by or on behalf of the Fund of any applicable laws or regulations; provided, however, that the act, omission, activity or conduct that was the basis for such loss, claim, liability, damage, cost or expense was not the result of misconduct or negligence on the part of the indemnified party or its Related Persons.

b)
The Placement Agent agrees to indemnify, hold harmless, and defend each Fund, the Manager, and their respective “affiliates” (as such term is defined in Section 5(c) herein, and, together with such officers, directors, principals and employees, “Related Persons”), and their respective successors and assigns, from and against any loss, claim, liability, damage, cost and expense, whether joint or several (including attorneys’ and accountants’ fees and expenses incurred in investigating or defending any demands, claims or lawsuits), to which any indemnified party or its Related Persons may become subject in respect of the offer or sale of Units, insofar as such loss, claim, liability, damage, cost or expense arises out of, or is based upon: (i) a breach by the Placement Agent of any representation, warranty or agreement in this Agreement, or the failure of the Placement Agent to perform any covenant made by the Placement Agent herein; or (ii) a misleading or untrue statement of a material fact made in any of the Memorandum or any sales literature, or an omission to state a material fact therein which is required to be stated therein, or necessary to make the statements therein (in the case of the Memorandum and any sales literature, in light of the circumstances under which they were made) not misleading; provided, however, any such statement or omission relates specifically to the Placement Agent or was made in reliance upon, and in conformity with, written information or instructions furnished by or on behalf of the Placement Agent or its agents. The indemnity in this Section 5(b) is in addition to any liability that the Placement Agent may otherwise have and will extend, upon the same terms and conditions, to each person, if any, who controls an indemnified person within the meaning of the federal securities laws.

c)
As used in this Section 5, the term “affiliate" of a person shall mean: (i) any natural person, partnership, corporation, association or other legal entity directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities of such person; (ii) any partnership, corporation, association or other legal entity 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such person; (iii) any natural person, partnership, corporation, association or other legal entity directly or indirectly controlling, controlled by or under common control with, such person; or (iv) any officer, director or partner of such person.

d)
If any proceeding (including any government investigation) shall be instituted involving a person in respect of which indemnity may be sought pursuant to this Section 5, the person seeking the indemnity (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing; provided, however, that the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to the indemnified party hereunder, except where such omission has materially prejudiced the indemnifying party. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings, and shall pay the fees and disbursements of such counsel related to such proceedings. In any such proceedings, any indemnified party shall have the right to retain its own counsel; provided, however, that the fees and expenses of such counsel shall be at the expense of such indemnified party, unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests among them. It is understood that, other than as set forth herein, the indemnifying party, in connection with any proceeding or related proceedings in the same jurisdiction, will not be liable for the fees and expenses of more than one separate firm for all such indemnified parties, and that all such fees and expenses shall be reimbursed as incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent; but, if any such proceeding is settled with its consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability with respect to claims that are the subject matter of such proceedings.

e)
To the extent the indemnification provided for in this Section 5 is unavailable to an indemnified party in respect of any losses, claims, liabilities, damages, costs or expenses referred to therein, the indemnifying party under such paragraph shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, damages, costs or expenses in such proportion as is appropriate to reflect the relative fault of the respective parties, if any, as well as any other relevant equitable considerations in connection with the acts, omissions, activity or conduct that resulted in such losses, claims, liabilities, damages, costs or expenses. If the loss, claim, liability, damage, cost or expense resulted from an untrue statement of material fact or the omission to state a material fact, the relative fault of the respective parties shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by such parties and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omission.

f)
The Fund and the Placement Agent agree that it would not be just or equitable if contribution pursuant to paragraph (e) set forth above were determined by equal and rateable allocation or by any other method of allocation that does not take account of the equitable considerations referred to in such paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, liabilities, damages, costs or expenses referred to in paragraph (e) shall be deemed to include, subject to the limitations set forth in this Section 5, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

g)
The indemnity and contribution provisions contained in this Section 5, and the representations, warranties and other statements of the parties contained in this Agreement, shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf any of the respective parties or any person controlling any such parties, or by or on behalf of these officers or directors or any person controlling any such parties, and (iii) acceptance of, and payment for, any of the Units.

6.             Representations and Warranties of each Fund.  Each Fund represents and warrants to the Placement Agent as follows:

a)
Each of GAIF I and GAIF II represents and warrants, respectively, that it is a duly organized limited liability company, validly existing and in good standing under the laws of the state of its organization, with full power and authority to engage in the activities contemplated by and reflected in the Memorandum, and each is qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualification and where the failure to be so qualified could materially adversely effect its ability to perform its obligations hereunder;

b)
when executed and delivered by each Fund, or any duly appointed attorney-in-fact, this Agreement will be duly executed and delivered by or on behalf of each Fund and will constitute the legal, valid and binding obligation of each Fund, enforceable against each Fund in accordance with its terms;

c)
except as provided in the Memorandum, no consent or authorization of, or notice to, or registration or filing with, any governmental authority of the United States is required in connection with the execution, delivery, performance, validity or enforcement of this Agreement by either of the Funds, nor in connection with the consummation by each Fund of the transactions as contemplated by and reflected in the Memorandum, including the offer, sale and delivery of the Units as contemplated therein;

d)
the Units, when issued and paid for in the amounts and for the consideration described in the Memorandum, will be validly issued, fully paid and non-assessable, and the holders thereof will be entitled to the rights of the Unitholders, subject to the restrictions and conditions contained in each Fund’s respective Limited Liability Company Agreement;

e)
the Memorandum and any related sales materials do not contain, and will not as of any closing date contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which such statements were made, not misleading;

f)
other than as disclosed in the Memorandum, there has not been in the five years preceding the date of the Memorandum and there is not pending or, to the best of each Fund’s knowledge, threatened, any action, suit or proceeding before or by any court or other governmental body to which such Fund is a party, or to which any of the assets of such Fund is subject, which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Funds.  Each Fund has not received any notice of an investigation by the NFA or the CFTC regarding non-compliance by such Fund with the CEAct or the regulations thereunder;

g)
each Fund is and shall remain in compliance with all laws, rules, regulations and orders of any court, governmental body or administrative agency applicable to such Fund’s business as described in the Memorandum, and the execution and delivery of this Agreement, the incurrence of the obligations herein and the consummation of the transactions contemplated herein and in the Memorandum will not constitute a breach of, or default under, any such law, rule, regulation or order, or any instrument by which such Fund is bound; and

h)
the foregoing representations and warranties shall be continuing during the term of this Agreement and, if at any time any event shall occur which would make any of the forgoing incomplete or inaccurate, the Manager and/or either Fund shall promptly notify the Placement Agent of the occurrence of such event.

7.             Representations and Warranties of the Manager.  The Manager represents and warrants to the Placement Agent as follows:

a)
the Manager is a duly organized limited partnership, validly existing and in good standing under the laws of the state of its organization, with full power and authority to engage in the activities contemplated by and reflected in the Memorandum, and is qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualification and where the failure to be so qualified could materially adversely effect the Manager’s ability to perform its obligations hereunder;

b)
when executed and delivered by the Manager, or any duly appointed attorney-in-fact, this Agreement will be duly executed and delivered by or on behalf of the Manager and will constitute the legal, valid and binding obligation of the Manager, enforceable against the Manager in accordance with its terms;

c)
except as provided in the Memorandum, no consent or authorization of, or notice to, or registration or filing with, any governmental authority of the United States is required in connection with the execution, delivery, performance, validity or enforcement of this Agreement by the Manager, nor in connection with the consummation by the Manager of the transactions as contemplated by and reflected in the Memorandum, including the offer, sale and delivery of the Units as contemplated therein;

d)
all references to the Manager and its principals as set forth in the Memorandum are accurate and complete in all material respects. As to the Manager, each of its principals and the performance information of pools operated or advised by the Manager, the Memorandum and any related sales materials do not contain, and will not as of any closing date contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which such statements were made, not misleading;

e)
the Manager has all federal and state governmental, regulatory and exchange approvals and licenses, and has effected all filings and registrations with federal and state governmental and regulatory agencies, required to conduct its business and to act as described in the Memorandum or required to perform its obligations as described under this Agreement (including, without limitation, registration of the Manager as a commodity pool operator and a commodity trading advisor with the NFA), and the performance of such obligations will not contravene or result in a breach of any provision of the constituent documents of the Manager;

f)
since the respective dates as of which information is provided in the Memorandum, except as may otherwise be stated in or contemplated by the Memorandum, there has not been any material adverse change in the condition (financial or otherwise), business or prospects of the Manager, whether or not arising in the ordinary course of business;

g)
other than as disclosed in the Memorandum, there has not been in the five years preceding the date of the Memorandum and there is not pending or, to the best of the Manager’s knowledge, threatened, any action, suit or proceeding before or by any court or other governmental body to which the Manager is a party, or to which any of the assets of the Manager is subject, which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Manager. The Manager has not received any notice of an investigation by the NFA or the CFTC regarding non-compliance by the Manager with the CEAct or the regulations thereunder;

h)
the Manager is and shall remain in compliance with all laws, rules, regulations and orders of any court, governmental body or administrative agency applicable to its business as described in the Memorandum, and the execution and delivery of this Agreement, the incurrence of the obligations herein and the consummation of the transactions contemplated herein and in the Memorandum will not constitute a breach of, or default under, any such law, rule, regulation or order, or any instrument by which the Manager is bound;

i)
the composite performance information relating to the Manager and the Funds as set forth in the Memorandum or any related sales materials has been calculated in conformity with all applicable rules and advisories of the CFTC; and

j)
the foregoing representations and warranties shall be continuing during the term of this Agreement and, if at any time any event shall occur which would make any of the forgoing incomplete or inaccurate, the Manager and/or either Fund shall promptly notify the Placement Agent of the occurrence of such event.

8.             Representations and Warranties by the Placement Agent.  The Placement Agent represents and warrants to each Fund and the Manager as follows:

a)
the Placement Agent is a duly organized corporation, validly existing and in good standing under the laws of the state of its organization, and is qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualification and where the failure to be so qualified could materially adversely affect the Placement Agent’s ability to perform its obligations hereunder;

b)
when executed and delivered by the Placement Agent, or any duly appointed attorney-in-fact, this Agreement will be duly executed and delivered by or on behalf of the Placement Agent and will constitute the legal, valid and binding obligation of the Placement Agent, enforceable against the Placement Agent in accordance with its terms;

c)
the Placement Agent has all federal and state governmental, regulatory and exchange approvals and licenses, and has effected all filings and registrations with federal and state governmental and regulatory agencies, required to conduct its business and to act as described in the Memorandum or required to perform its obligations as described under this Agreement, and the performance of such obligations will not contravene or result in a breach of any provision of the constituent documents of the Placement Agent;

d)
since the respective dates as of which information is provided in the Memorandum, except as may otherwise be stated in or contemplated by the Memorandum, there has not been any material adverse change in the condition (financial or otherwise), business or prospects of the Placement Agent, whether or not arising in the ordinary course of business;

e)
other than as disclosed to the Manager in writing, there has not been in the five years preceding the date of this Agreement and there is not pending or, to the best of the Placement Agent’s knowledge, threatened, any action, suit or proceeding before or by any court or other governmental body to which the Placement Agent is a party, or to which any of the assets of the Placement Agent is subject, which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Placement Agent. Other than as disclosed to the Manager in writing, the Placement Agent has not received any notice of a current or pending investigation by any regulatory or governmental agency regarding non-compliance by the Placement Agent with any applicable law or regulation;

f)
Neither the Placement Agent nor any of its directors, officers, principals (i) has been convicted within the past ten years of any felony, misdemeanor or substantially equivalent crime involving conduct described in Section 203(e)(2) (A-D) of the Investment Advisers Act of 1940, as amended (the “Adviser’s Act”); (ii) has been found by the SEC to have engaged, or has been convicted of engaging, in any of the conduct specified in paragraphs (1), (5) or (6) of Section 203(e) of the Advisers Act or (iii) is subject to an order of the SEC issued under Section 203(f) of the Advisers Act.

g)
in connection with the Placement Agent’s obligations hereunder, the Placement Agent will comply in all material respects and at all times with all applicable United States federal and state securities and commodities laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, the CEAct, and the securities (including without limitation, “Blue Sky”) laws of all jurisdictions in which the Placement Agent solicits subscriptions);

h)
the Placement Agent is and shall remain in compliance with all laws, rules, regulations and orders of any court, governmental body or administrative agency applicable to its business, and the execution and delivery of this Agreement, the incurrence of the obligations herein and the consummation of the transactions contemplated herein and in the Memorandum will not constitute a breach of, or default under, any such law, rule, regulation or order, or any instrument by which the Placement Agent is bound; and

i)
the foregoing representations and warranties shall be continuing during the term of this Agreement and, if at any time any event shall occur which would make any of the forgoing incomplete or inaccurate, the Placement Agent shall promptly notify the Fund and the Manager of the occurrence of such event.

9.             Notices. All statements, requests, and notices hereunder shall be in writing, or by telephone or facsimile if promptly confirmed in writing, and shall be sufficient in all respects if delivered or sent by registered mail:

If to the Placement Agent:

[INSERT ADDRESS OF PLACEMENT AGENT]

If to either Fund:

c/o Graham Capital Management, L.P.
Rockledge Financial Center
40 Highland Avenue
Rowayton, Connecticut 06853
Attn: Chief Operating Officer;
with a copy to Law Department
Tel: (203)899-3400
Fax: (203)899-3500

If to the Manager:

Graham Capital Management, L.P.
Rockledge Financial Center
40 Highland Avenue
Rowayton, Connecticut 06853
Attn: Chief Operating Officer;
with a copy to Law Department
Tel: (203)899-3400
Fax: (203)899-3500

10.           Binding Effect. This Agreement shall be binding upon, and inure solely to the benefit of, the Placement Agent, the Fund and the Manager, and their respective successors and assigns, and no other person shall acquire or have any right under, or by virtue of, this Agreement; provided, however, that no party may assign its rights and obligations hereunder without first receiving the written consent of each of the other parties hereto. No Unitholder shall be deemed a successor or assign merely by reason of any purchase of Units.

11.           Termination. Each of the parties hereto shall have the right to terminate this Agreement as to itself at any time prior to a closing by giving written notice of such termination to the other parties hereto.

12.           Amendment. This Agreement may not be amended, other than by the express written consent of each of the parties hereto.

13.           Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.  If any action or proceeding shall be brought by a party to this Agreement to enforce any right or remedy under this Agreement, each party hereto hereby consents and will submit to the jurisdiction of the courts of the State of New York or any federal court sitting in the County, City and State of New York.  Any action or proceeding brought by any party to this Agreement to enforce any right, assert any claim or obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in the courts of the State of New York or any federal court sitting in the County, City and State of New York.

14.           Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the date first written above.

GRAHAM ALTERNATIVE INVESTMENT FUND I LLC
By: Graham Capital Management, L.P., Manager

By:
Name:
Title:

GRAHAM ALTERNATIVE INVESTMENT FUND II LLC
By: Graham Capital Management, L.P., Manager

By:
Name:
Title:

[PLACEMENT AGENT]

By:
Name:
Title:

GRAHAM CAPITAL MANAGEMENT, L.P.

By:
Name:
Title:

Exhibit A

Exhibit B

Disclosure Statement of Placement Agent

[to be supplied by Placement Agent]